                                                                   EXHIBIT 99.3

                       NATIONAL EQUIPMENT SERVICES, INC.

     INTRODUCTION TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

  National Equipment Services, Inc. ("the Company") was founded in June 1996 to acquire and integrate equipment rental companies. In 1997, the Company acquired the following six businesses in separate transactions: Industrial Crane Maintenance Systems, Inc., Aerial Platforms, Inc., Lone Star Rentals, Inc., BAT Rentals, Inc., Sprintank and Sprintank Mobile Storage and Equipco Rentals & Sales. In 1998, the Company acquired the following eleven businesses in separate transactions: Genpower Pump and Equipment Co., Eagle Scaffolding and Equipment Co., Grand Hi-Reach, Inc., Work Safe Supply Co., Inc., Dragon Rentals (division of The Modern Group, Inc.), Cormier Equipment Corporation, Albany Ladder Company, Inc., Falconite, Inc. and Subsidiaries, R & R Rentals, Inc., Traffic Signing & Marking, Inc. and Shaughnessy Crane Service, Inc.

  The accompanying unaudited balance sheet of the Company as of September 30, 1998 includes the acquisition of all of the businesses discussed above, including the acquisition of Shaughnessy Crane Service, Inc., effective September 1, 1998.

  The accompanying unaudited pro forma consolidated statements of operations of the Company give effect to all of the above acquisitions and the financing thereof, as if all such transactions had occurred at the beginning of the period.

  The unaudited pro forma combined financial statements have been prepared for comparative purposes only and do not purport to be indicative of the results which would have been achieved had the acquisitions been purchased as of the assumed dates, nor are the results indicative of the Company's future results.

                       NATIONAL EQUIPMENT SERVICES, INC.

                                 BALANCE SHEET

                               SEPTEMBER 30, 1998
                                  (UNAUDITED)
                                 (IN THOUSANDS)

ASSETS
  Cash and cash equivalents........................................... $    662
  Accounts receivables, net...........................................   50,191
  Inventory...........................................................   13,888
  Rental equipment, net...............................................  334,141
  Property and equipment, net.........................................   25,025
  Intangible assets, net..............................................  204,773
  Loan origination costs, net.........................................    6,164
  Prepaids and other assets, net......................................    5,157
                                                                       --------
  Total assets........................................................ $640,001
                                                                       ========
LIABILITIES
  Accounts payable.................................................... $ 18,627
  Accrued interest....................................................    3,896
  Accrued expenses and other liabilities..............................   26,065
  Debt................................................................  459,574
                                                                       --------
  Total liabilities...................................................  508,162
STOCKHOLDERS' EQUITY
  Common stock........................................................      241
  Additional paid-in capital..........................................  123,511
  Retained earnings...................................................    8,189
  Stock subscriptions receivable......................................     (102)
                                                                       --------
    Stockholders' equity..............................................  131,839
                                                                       --------
    Total liabilities and stockholders' equity........................ $640,001
                                                                       ========

                       NATIONAL EQUIPMENT SERVICES, INC.

                UNAUDITED PRO FORMA STATEMENT OF OPERATIONS (A)
                                (IN THOUSANDS)

                                                                          YEAR ENDED DECEMBER 31, 1997
                    -------------------------------------------------------------------------------------------------------------
                                                                                                                 GRAND
                      THE             LONE                               WORK    GEN-                             HI-    ALBANY
                    COMPANY  AERIAL   STAR    BAT    SPRINTANK EQUIPCO   SAFE   POWER   EAGLE     CEC    DRAGON  REACH   LADDER
                    -------  ------  ------  ------  --------- -------  ------  ------  ------  -------  ------  ------  -------
Revenues
 Rental revenues... $26,398  $ 406   $1,455  $1,457   $5,715   $2,180   $6,385  $7,110  $1,067  $12,107  $8,907  $5,568  $18,410
 Rental equipment
 sales.............   4,186     51      188     995      --       332      891     161     --       960     --      953    1,885
 New equipment
 sales and other...  10,704    237      --    1,350      327      877       88   4,830     612    2,685   1,657   1,108   13,909
                    -------  -----   ------  ------   ------   ------   ------  ------  ------  -------  ------  ------  -------
   Total revenues..  41,288    694    1,643   3,802    6,042    3,389    7,364  12,101   1,679   15,752  10,564   7,629   34,204
                    -------  -----   ------  ------   ------   ------   ------  ------  ------  -------  ------  ------  -------
Rental equipment
expenses
 Rental equipment
 depreciation......   5,009     47      242     707    1,109      710      835     560      80    2,742     844     885    3,445
 Cost of rental
 equipment sales...   2,935     34      119     352      --        97      588     111     --       339     --      636      721
 Cost of new
 equipment sales...   4,872    180      --    1,010      --       570      --    3,108      23      391     --      334    7,725
 Direct operating
 expenses..........  12,899    277    1,010     462      643      641    2,517   2,863     776    6,925   5,222   3,125   10,738
                    -------  -----   ------  ------   ------   ------   ------  ------  ------  -------  ------  ------  -------
Cost of revenues...  25,715    538    1,371   2,531    1,752    2,018    3,940   6,642     879   10,397   6,066   4,980   22,629
                    -------  -----   ------  ------   ------   ------   ------  ------  ------  -------  ------  ------  -------
Gross profit.......  15,573    156      272   1,271    4,290    1,371    3,424   5,459     800    5,355   4,498   2,649   11,575
                    -------  -----   ------  ------   ------   ------   ------  ------  ------  -------  ------  ------  -------
Selling, general
and administrative
expense............   7,910    249      475     489    2,028      684    1,237   2,797     327    3,241   2,166   1,534    7,796
Non-rental
depreciation.......   1,476      8       26      25       83       33       80      37     --       250      59     107      640
                    -------  -----   ------  ------   ------   ------   ------  ------  ------  -------  ------  ------  -------
Operating income...   6,187   (101)    (229)    757    2,179      654    2,107   2,625     473    1,864   2,273   1,008    3,139
                    -------  -----   ------  ------   ------   ------   ------  ------  ------  -------  ------  ------  -------
Other income
(expense), net.....      72    --       139      (1)     (10)      20        8      13       8      --     (670)     14      117
Interest income
(expense), net.....  (4,336)   (16)    (164)    (46)    (553)     (73)     (22)   (103)    (33)    (302)   (675)   (462)    (846)
                    -------  -----   ------  ------   ------   ------   ------  ------  ------  -------  ------  ------  -------
Income before
income taxes.......   1,923   (117)    (254)    710    1,616      601    2,093   2,535     448    1,562     928     560    2,410
Income taxes.......     818     (6)     --      --       --       240      --      859     --         8     212     --       --
                    -------  -----   ------  ------   ------   ------   ------  ------  ------  -------  ------  ------  -------
Net income......... $ 1,105  $(111)  $ (254) $  710   $1,616   $  361   $2,093  $1,676  $  448  $ 1,554  $  716  $  560  $ 2,410
                    =======  =====   ======  ======   ======   ======   ======  ======  ======  =======  ======  ======  =======
                                R&R
                    FALCONITE RENTALS  SHAUGHNESSY SUBTOTAL
                    --------- -------- ----------- ---------
Revenues
 Rental revenues...  $44,911  $6,811     $18,681   $167,568
 Rental equipment
 sales.............    9,222     212         830     20,866
 New equipment
 sales and other...    9,513   1,556      11,751     61,204
                    --------- -------- ----------- ---------
   Total revenues..   63,646   8,579      31,262    249,638
                    --------- -------- ----------- ---------
Rental equipment
expenses
 Rental equipment
 depreciation......   11,114   2,208       3,675     34,212
 Cost of rental
 equipment sales...    7,582     128         419     14,061
 Cost of new
 equipment sales...    4,103     --          647     22,963
 Direct operating
 expenses..........   11,395   4,054      12,084     75,631
                    --------- -------- ----------- ---------
Cost of revenues...   34,194   6,390      16,825    146,867
                    --------- -------- ----------- ---------
Gross profit.......   29,452   2,189      14,437    102,771
                    --------- -------- ----------- ---------
Selling, general
and administrative
expense............   15,065   1,937       6,070     54,005
Non-rental
depreciation.......    2,428     128         435      5,815
                    --------- -------- ----------- ---------
Operating income...   11,959     124       7,932     42,951
                    --------- -------- ----------- ---------
Other income
(expense), net.....     (815)     87         188       (830)
Interest income
(expense), net.....   (7,327) (1,171)        (41)   (16,170)
                    --------- -------- ----------- ---------
Income before
income taxes.......    3,817    (960)      8,079     25,951
Income taxes.......    1,859     --          342      4,332
                    --------- -------- ----------- ---------
Net income.........  $ 1,958  $ (960)    $ 7,737   $ 21,619
                    ========= ======== =========== =========

            (See Notes to Unaudited Pro Forma Financial Statements)

                       NATIONAL EQUIPMENT SERVICES, INC.

                UNAUDITED PRO FORMA STATEMENT OF OPERATIONS (A)
                                (IN THOUSANDS)

                                                 YEAR ENDED DECEMBER 31, 1997
                                            ----------------------------------------
                                             SHAUGHNESSY        OTHER
                                              PRO FORMA       PRO FORMA
                          SUBTOTAL   TSM    ADJUSTMENTS(J)  ADJUSTMENTS(B)  COMBINED
                          --------  ------  --------------  --------------  --------
Revenues
 Rental revenues........  $167,568  $5,629     $   --          $  5,144     $178,341
 Rental equipment
 sales..................    20,866   1,596         --             2,910       25,372
 New equipment sales
 and other..............    61,204     130        (213)           2,394       63,515
                          --------  ------     -------         --------     --------
   Total revenues.......   249,638   7,355        (213)          10,448      267,228
                          --------  ------     -------         --------     --------
Rental equipment
expenses
 Rental equipment
 depreciation...........    34,212     838         669 (c)          569 (c)   36,288
 Cost of rental
 equipment sales........    14,061     902         --             2,561       17,524
 Cost of new equipment
 sales..................    22,963     --          --             1,580       24,543
 Direct operating
 expenses...............    75,631   3,217         293 (d)         (330)(d)   78,811
                          --------  ------     -------         --------     --------
Cost of revenues........   146,867   4,957         962            4,380      157,166
                          --------  ------     -------         --------     --------
Gross profit............   102,771   2,398      (1,175)           6,068      110,062
                          --------  ------     -------         --------     --------
Selling, general and
administrative expense..    54,005     981        (576)(e)       (4,605)(e)   49,805
Non-rental
depreciation............     5,815      11       1,188 (f)        5,348 (f)   12,362
                          --------  ------     -------         --------     --------
Operating income........    42,951   1,406      (1,787)           5,325       47,895
                          --------  ------     -------         --------     --------
Other income (expense),
net.....................      (830)     (1)        (97)(g)        1,371 (g)      443
Interest income
(expense), net..........   (16,170)   (201)     (6,197)(h)      (14,896)(h)  (37,464)
                          --------  ------     -------         --------     --------
Income before income
taxes...................    25,951   1,204      (8,081)          (8,200)      10,874
Income taxes............     4,332     --          --               231 (i)    4,563
                          --------  ------     -------         --------     --------
   Net income...........  $ 21,619  $1,204     $(8,081)        $ (8,431)    $  6,311
                          ========  ======     =======         ========     ========



            (See Notes to Unaudited Pro Forma Financial Statements)

                       NATIONAL EQUIPMENT SERVICES, INC.

                UNAUDITED PRO FORMA STATEMENT OF OPERATIONS (A)
                                (IN THOUSANDS)

                                                               NINE MONTHS ENDED SEPTEMBER 30, 1998
                    -----------------------------------------------------------------------------------------------------------
                                                           GRAND                                                  SHAUGHNESSY
                      THE     WORK                          HI-   ALBANY              R&R                          PRO FORMA
                    COMPANY   SAFE   EAGLE  CEC    DRAGON  REACH  LADDER  FALCONITE RENTALS  SHAUGHNESSY  TSM    ADJUSTMENTS(J)
                    --------  -----  ----- ------  ------  -----  ------  --------- -------  ----------- ------  --------------
Revenues:
 Rental revenue.... $100,251  $  24   $54  $1,770  $1,871  $ 336  $4,612   $28,495  $4,832     $19,407   $3,273     $   --
 Rental equipment
 sales.............    8,197    --    --      257     --      30     449     2,992     --          --       720         --
 New equipment
 sales and other...   28,986     23    30     900     125     28   3,537     7,941     758       2,953       72        (100)
                    --------  -----   ---  ------  ------  -----  ------   -------  ------     -------   ------     -------
   Total revenues.. $137,434     47    84   2,927   1,996    394   8,598    39,428   5,590      22,360    4,065        (100)
                    --------  -----   ---  ------  ------  -----  ------   -------  ------     -------   ------     -------
Rental equipment
expense:
 Rental equipment
 depreciation......   17,581     23     5     376     160     47     877     7,390   1,192       2,805      525          91 (c)
 Cost of rental
 equipment sales...    5,123    --    --       52     --      21     146     2,351     --          --       389         --
 Cost of new
 equipment sales...   15,358     13     1     441     --     --    1,918     4,606     --          --       --          --
 Direct operating
 expenses..........   38,766     61    29   1,170     989    282   2,816     7,332   2,468       9,639    2,223         294 (d)
                    --------  -----   ---  ------  ------  -----  ------   -------  ------     -------   ------     -------
Cost of revenues...   76,828     97    35   2,039   1,149    350   5,757    21,679   3,660      12,444    3,137         385
                    --------  -----   ---  ------  ------  -----  ------   -------  ------     -------   ------     -------
Gross profit.......   60,606    (50)   49     888     847     44   2,841    17,749   1,930       9,916      928        (485)
                    --------  -----   ---  ------  ------  -----  ------   -------  ------     -------   ------     -------
Selling, general
and administrative
expense............   25,619     60    12     429     410    129   2,486     9,492   1,015       4,232      262        (500)(e)
Non-rental
depreciation.......    4,557     28   --       39      11      7     160     1,504      69         325        5         757 (f)
                    --------  -----   ---  ------  ------  -----  ------   -------  ------     -------   ------     -------
Operating income...   30,430   (138)   37     420     426    (92)    195     6,753     846       5,359      661        (742)
                    --------  -----   ---  ------  ------  -----  ------   -------  ------     -------   ------     -------
Other income
(expense), net.....      255    --     12     --     (126)     2      58        24     --          (12)      15          25 (g)
Interest income
(expense), net.....  (16,001)   (46)   (3)    (90)   (127)   (19)   (216)   (4,997)   (669)         55     (123)     (3,413)(h)
                    --------  -----   ---  ------  ------  -----  ------   -------  ------     -------   ------     -------
Income before
income taxes.......   14,684   (184)   46     330     173   (109)     37     1,780     177       5,402      553      (4,130)
Income taxes.......    5,981    --    --      --      --     --      --        --      --          225      224         290(i)
                    --------  -----   ---  ------  ------  -----  ------   -------  ------     -------   ------     -------
   Net income...... $  8,703  $(184)  $46  $  330  $  173  $(109) $   37   $ 1,780  $  177     $ 5,177   $  329     $(4,420)
                    ========  =====   ===  ======  ======  =====  ======   =======  ======     =======   ======     =======
                      PRO FORMA
                    ADJUSTMENTS(B)  COMBINED
                    --------------- ---------
Revenues:
 Rental revenue....    $   807      $165,732
 Rental equipment
 sales.............        --         12,645
 New equipment
 sales and other...        366        45,619
                    --------------- ---------
   Total revenues..      1,173       223,996
                    --------------- ---------
Rental equipment
expense:
 Rental equipment
 depreciation......       (663)(c)    30,409
 Cost of rental
 equipment sales...        --          8,082
 Cost of new
 equipment sales...        --         22,337
 Direct operating
 expenses..........       (334)(d)    65,735
                    --------------- ---------
Cost of revenues...       (997)      126,563
                    --------------- ---------
Gross profit.......      2,170        97,433
                    --------------- ---------
Selling, general
and administrative
expense............     (1,821)(e)    41,825
Non-rental
depreciation.......      1,801 (f)     9,263
                    --------------- ---------
Operating income...      2,190        46,345
                    --------------- ---------
Other income
(expense), net.....         33 (g)       286
Interest income
(expense), net.....     (2,449)(h)   (28,098)
                    --------------- ---------
Income before
income taxes.......       (226)       18,533
Income taxes.......        786 (i)     7,506
                    --------------- ---------
   Net income......    $(1,012)     $ 11,027
                    =============== =========

            (See Notes to Unaudited Pro Forma Financial Statements)

               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS
                                (IN THOUSANDS)

(a) Results for the year ended December 31, 1997 represent actual historical 1997 results for the Company, including results for the Acquired Businesses purchased in the related 1997 period from the date of acquisition. Results for the nine months ended September 30, 1998 represent actual historical results for the Company, including results for the Acquired Businesses purchased in the first three quarters of 1998 from the date of acquisition.

(b) Reflects the elimination of a location not purchased from Cormier Equipment, the acquisition of GenEquip, Inc., a business acquired by Falconite in January 1998, and the acquisition of Aerial Equipment Rental, Inc., a business acquired by Falconite in May 1998.

(c) Pursuant to SEC reporting requirements, rental equipment depreciation has been derived utilizing the rental equipment asset values of each of the Acquired Businesses at the time of their acquisition rather than utilizing values of rental equipment assets actually held by each of the Acquired Businesses in the period presented. Reflects the impact on rental equipment depreciation resulting from the application of the Company's depreciation policy rather than those of the former owners of the Acquired Businesses. In addition, reflects the change in rental equipment depreciation resulting from the write-up or write-down of rental equipment assets to fair value arising from purchase accounting. In addition, reflects the increase in rental equipment depreciation resulting from the purchase of equipment referred to in note (d) below.
(d) Reflects the elimination of lease expense resulting from the termination of certain rental equipment leases which occurred with the purchase of the underlying equipment. Also reflects the rent expense resulting from the Company's current lease terms as compared to lease terms entered into by former owners. In addition, reflects the increase in rent expense and corresponding decrease in depreciation expense and real estate tax expense resulting from the Company leasing rather than owning certain related facilities and, conversely, the decrease in rent expense and corresponding increase in depreciation expense and real estate tax expense resulting from the termination of certain facility leases which occurred with the purchase of the underlying facility by the Company. Also, reflects the decrease in rent expense resulting from the termination of certain facility leases.
(e) Reflects the decrease resulting from differentials between the compensation levels of former owners of the Acquired Businesses and the terms of the employment agreements entered into between certain of the former owners and the Company. The employment agreements provide for bonuses to be paid based on increased future earnings. Compensation amounts presented reflect bonuses due based on current operating results. Additional bonuses would be due if increased earnings levels are achieved.
(f) Pursuant to SEC reporting requirements, non-rental depreciation has been derived utilizing the property, plant and equipment values of each of the Acquired Businesses at the time of their acquisition, rather than utilizing values of property, plant and equipment actually held by each of the Acquired Businesses in the period presented. Reflects the decrease in non-rental depreciation resulting from the application of the Company's depreciation policy rather than those of the former owners of the Acquired Businesses. In addition, reflects the increase in non-rental depreciation resulting from the write-up of property, plant and equipment to fair value arising from purchase accounting. Also reflects amortization of goodwill calculated on a goodwill life of 40 years and amortization of non-compete agreements calculated on their contract terms of two to five years, in each case specifically related to the purchases of the Acquired Businesses. The pro forma adjustments consist of the following:
(g) Reflects discontinuation and elimination of unrelated businesses previously operated and related charges incurred by the former owners of certain of the Acquired Businesses.
(h) Reflects increased interest expense at the Company's borrowing rate on the indebtedness resulting from (i) the purchase of the Acquired Businesses after giving effect to the partial repayment of indebtedness with cash on hand at the Acquired Businesses and (ii) borrowings to fund certain potential purchase price adjustments in connection with the Acquired Businesses.

(i) Reflects the income tax rate that would have been in effect if the Acquired Businesses had been combined and subject to a federal statutory rate of 34% and the applicable state statutory rate for each of the Acquired Businesses throughout the period presented.
(j) Reflects the elimination of a location not acquired in the Shaughnessy Crane Service, Inc. transaction including $100, $39, $92 and $12 of other revenues, direct operating expenses, selling, general and administrative expense and income taxes, respectively, for the nine months ended September 30, 1998 and $213, $207 and $23 of other revenues, direct operating expenses and selling, general and administrative expense, respectively, for the year ended December 31, 1997.

EARNINGS PER SHARE

  The Company's pro forma earnings per share is calculated as follows:

                                                         FOR THE    FOR THE NINE
                                                      TWELVE MONTHS MONTHS ENDED
                                                          ENDED      SEPTEMBER
                                                      DECEMBER 31,      30,
                                                          1997          1998
                                                      ------------- ------------
                                                       (UNAUDITED)  (UNAUDITED)
   Net income........................................  $     6,311  $    11,027
   Plus interest on 8% convertible debentures........          714          536
                                                       ===========  ===========
   Income available to common stockholders...........  $     7,025  $    11,563
                                                       ===========  ===========
   Basic weighted average shares:
     Total Common Shares.............................   24,121,805   24,121,805
   Effect of dilutive securities
     Unvested stock..................................    1,442,994    1,184,975
     Convertible debt................................    1,153,846    1,153,846
                                                       -----------  -----------
   Diluted weighted average shares...................   26,718,645   26,460,626
                                                       ===========  ===========
   Basic EPS.........................................  $      0.29  $      0.48
                                                       ===========  ===========
   Diluted EPS.......................................  $      0.26  $      0.44
                                                       ===========  ===========